UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 15, 2010
PHOENIX TECHNOLOGIES LTD.
(Exact name of Registrant as specified in its charter)

Delaware	0-17111	04-2685985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

915 Murphy Ranch Road, Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 570-1000
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
As previously disclosed in a Form 8-K filed on June 4, 2010 (the “June 4, 2010 Form 8-K”), which is incorporated herein by reference, on June 4, 2010, Phoenix Technologies Ltd. (the “Company”) and Hewlett-Packard Company, a Delaware corporation (“HP”), entered into an Asset Purchase Agreement for the sale of the Company’s rights, title and interests in the assets related to HyperSpace®, HyperCore® and Phoenix Flip™ (the “Purchased Assets”). On June 15, 2010, the Company and HP completed such sale (the “Closing”). Pursuant to the Asset Purchase Agreement, as amended, HP paid $12 million as cash consideration for the Purchased Assets, of which the Company received approximately $9.8 million at Closing (after deducting certain fees and expenses related to the transaction), and the remaining $2.0 million was deposited into an escrow account, which will be managed and paid pursuant to the terms of the Asset Purchase Agreement and the escrow agreement. Upon the Closing the Company granted HP licenses for certain intellectual property in addition to the Purchased Assets.
On June 16, 2010, the Company announced the Closing in a press release, a copy of which is attached as Exhibit 99.2 to this Form 8-K.
The foregoing summary is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarterly period ending June 30, 2010.
Item 8.01 Other Events
On June 17, 2010, the Company issued a press release, a copy of which is attached as Exhibit 99.3 to this Form 8-K, regarding the completion of the divestitures of the Company’s non-core assets and reiterating previously announced financial guidance for the second half of fiscal year 2010.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
Unaudited pro forma financial information giving effect to the disposition discussed in Item 2.01 and related notes are included as Exhibit 99.1 to this report on Form 8-K. The unaudited pro forma condensed consolidated statement of operations for the six months ended March 31, 2010 and the year ended September 30, 2009 presents the Company’s results of operations and financial information as if the disposition had occurred on October 1, 2008. The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition as if it had occurred on March 31, 2010.
(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Phoenix Technologies Ltd.
99.2	Press release dated June 16, 2010.
99.3	Press release dated June 17, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX TECHNOLOGIES LTD.
Date: June 18, 2010	By:	/s/ Timothy C. Chu
		Name:	Timothy C. Chu
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Phoenix Technologies Ltd.
99.2	Press release dated June 16, 2010.
99.3	Press release dated June 17, 2010.